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                           BARR ROSENBERG SERIES TRUST

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
                        AXA ROSENBERG U.S. DISCOVERY FUND
                  AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
                         AXA ROSENBERG ENHANCED 500 FUND
                     AXA ROSENBERG INTERNATIONAL EQUITY FUND
              AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                           AXA ROSENBERG EUROPEAN FUND
                    AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND
       AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
                   AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
                   AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 31, 2003

                         (As revised September 26, 2003)

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated July 31, 2003 (as supplemented) of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund of the Barr Rosenberg Series Trust, as amended or supplemented from time to time (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

     The Report of Independent Accountants and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2003 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.800.555.5737 (for Institutional Shares), 1.800.447.3332 (for Investor, Adviser and Class A, B and C Shares) or 1.800.555.5737 (for Registered Investment Professionals).

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                                TABLE OF CONTENTS

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
INVESTMENT OBJECTIVES AND POLICIES                              2

PORTFOLIO TURNOVER                                             13

INVESTMENT RESTRICTIONS                                        13

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                 15

MANAGEMENT OF THE TRUST                                        19

INVESTMENT ADVISORY AND OTHER SERVICES                         25

PORTFOLIO TRANSACTIONS                                         37

TOTAL RETURN CALCULATIONS                                      40

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES               45

DETERMINATION OF NET ASSET VALUE                               61

PURCHASE AND REDEMPTION OF SHARES                              62

FINANCIAL STATEMENTS                                           62

APPENDIX A - PROXY VOTING POLICIES                            A-1
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                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund (each a "Fund" and, collectively, the "Funds") of the Barr Rosenberg Series Trust (the "Trust") are described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

     The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

     CERTAIN HOLDINGS OF THE FUNDS (ALL FUNDS). To meet redemption requests or for investment purposes, each of these Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.

     In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. government securities, are subject to interest rate risk.

     Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

     INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser

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the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

     In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while the Adviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when the Adviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a Fund. A Fund may also use Index Futures in order to hedge its equity positions.

     In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

     A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg Global

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Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

     Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

     A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission ("CFTC") would be greater than 5% of the Fund's total assets. In addition to margin deposits, when a Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. government securities or other high grade liquid securities in a segregated account with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

     FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). The AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund and the AXA Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if the Adviser anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect

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against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If the Adviser anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from or in addition to the risks associated with investments in foreign currencies.

     CURRENCY FORWARD CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to

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terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

     A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

     In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value

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of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference.

     A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

     LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIOS). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

     RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIOS). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     The successful use of transactions in futures and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the

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securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

     Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

     The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

     SHORT SALES (THE LONG/SHORT FUNDS). The AXA Rosenberg U.S. Long/Short Equity Fund, the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium,

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dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

     REPURCHASE AGREEMENTS (ALL FUNDS). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

     LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of relatively high credit standing.

     ILLIQUID SECURITIES (ALL FUNDS). Each Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

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     FOREIGN INVESTMENTS BY THE AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND,
AXA ROSENBERG U.S. DISCOVERY FUND, AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND, AXA ROSENBERG ENHANCED 500 FUND, AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND, AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND, AND THE AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and AXA Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

     S&P 500(R) INDEX FUTURES AND RELATED OPTIONS (AXA ROSENBERG ENHANCED 500
FUND). An S&P 500(R) Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500(R) Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500(R) Index from time to time. Entering into a contract to buy units of the S&P 500(R) Index is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500(R) Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The AXA Rosenberg Enhanced 500 Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

     In contrast to a purchase of common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The types of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500(R) Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased an Index Future and the price of the S&P 500(R) Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500(R) Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500(R) Index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

     A position in Index Futures may be closed out only if there is a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract purchase is effected by entering into a futures contract sale for the same aggregate amount of the specified financial instrument with the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund may realize a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the AXA Rosenberg Enhanced 500 Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

     AMERICAN DEPOSITORY RECEIPTS (ALL FUNDS). Each Fund may invest in American Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.

     STANDARD & POOR'S DEPOSITARY RECEIPTS (AXA ROSENBERG ENHANCED 500 FUND). Subject to the limitations set forth in the Fund's investment restrictions, the AXA Rosenberg Enhanced 500 Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). The SPDR Trust is a unit investment trust that holds shares of all the companies in the S&P 500(R) and closely tracks the price performance and dividend yield of the Index. An investment in SPDRs allows the relevant Fund, in effect, to invest in the entire portfolio of the 500 highly capitalized stocks of the S&P 500(R) Index in a single transaction. Investments in SPDRs are subject to risks similar to those associated with investments in other diversified stock portfolios. One primary consideration is that the general level of stock prices may decline, causing the value of SPDRs, because they represent interests in a broadly based stock portfolio, also to decline. Although the SPDR is designed to provide investment results that generally correspond to the price and yield performance of the S&P 500(R) Index, there is no guarantee that the SPDR Trust will be able to exactly replicate the performance of the Index because of expenses and other factors.

     NOTICE FOR CHANGES IN CERTAIN INVESTMENT POLICIES. Each of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund will give 60 days notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Small Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Large Capitalization Companies, S&P 500(R) Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities of companies that are traded principally in developed markets across Europe, U.S. equity securities, U.S. large and mid capitalization equity securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.

     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               PORTFOLIO TURNOVER

     A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the AXA Rosenberg U.S. Small Capitalization Fund for the fiscal years ended March 31, 2003 and 2002 was 70.83% and 101.08%, respectively. The portfolio turnover rate for the AXA Rosenberg U.S. Discovery Fund for the fiscal year ended March 31, 2003 and for the period from the commencement of its operations (9/4/01) through March 31, 2002, was 98.65% and 78.02%, respectively. The portfolio turnover rate for the AXA Rosenberg U.S. Large Capitalization Fund for the period from the commencement of its operations (6/20/02) through March 31, 2003, was 100.79%. The portfolio turnover rate for the AXA Rosenberg Enhanced 500 Fund for the fiscal years ended March 31, 2003 and 2002 was 68.73% and 111.54%, respectively. The portfolio turnover rate for the AXA Rosenberg International Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 138.85% and 132.84%, respectively. The portfolio turnover rate for the AXA Rosenberg International Small Capitalization Fund for the for the fiscal years ended March 31, 2003 and 2002 was 129.34% and 147.52%, respectively. The portfolio turnover rate for the AXA Rosenberg European Fund for the fiscal year ended March 31, 2003 and for the period from the commencement of its operations (7/23/01) through March 31, 2002, was 170.62% and 90.92%, respectively. The portfolio turnover rate for the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 185.66% and 313.22%, respectively. The portfolio turnover rate for the AXA Rosenberg Value Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 209.95% and 126.45%, respectively. The portfolio turnover rate for the AXA Rosenberg Global Long/Short Equity Fund for the fiscal years ended March 31, 2003 and 2002 was 189.09% and 231.34%, respectively. The AXA Rosenberg U.S. Long/Short Equity Fund was not operational for the period ended March 31, 2003. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the Securities and Exchange Commission.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering intorepurchase agreements or through the lending of the Funds' portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

     (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

     (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

     (b) Write, purchase or sell options on particular securities (as opposed to market indices).

     (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (d) Make investments for the purpose of exercising control of a company's management.

     (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300 percent, then, within three days (not including Sundays and holidays) or such longer period as the Commission may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300 percent.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Funds and the distributions which they may make summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related businesses, and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

     In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in the Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level)
(1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of shares sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to certify that he is not subject to such withholding. However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from (or reduced rates for) back-up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

     Under recently promulgated Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE TRUST

     The Trust's trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below:

   NAME, ADDRESS* AND                                                             NUMBER OF
    AGE OF TRUSTEE;                                                             PORTFOLIOS IN       OTHER
  TERM OF OFFICE** AND                                                          FUND COMPLEX#   DIRECTORSHIPS
    (LENGTH OF TIME                     PRINCIPAL OCCUPATION(S)                  OVERSEEN BY       HELD BY
        SERVED)                           DURING PAST 5 YEARS                      TRUSTEE         TRUSTEE
Disinterested Trustees

Nils H. Hakansson, +65      Sylvan C. Coleman, Professor of Finance                   12             None
(12 years)                  and Accounting, Haas School of Business,
                            University of California, Berkeley, July
                            1969 to present
Dwight M. Jaffee, +59       Professor of Finance and Real Estate,                     12             None
(3 years)                   Haas School of Business, University of
                            California, Berkeley, July 1991 to present
William F. Sharpe, +68      STANCO 25 Professor of Finance Emeritus,                  12             None
(13 years)                  Stanford University, September 1999 to
                            present; STANCO 25 Professor of Finance, Stanford
                            University, September 1995 to September 1999;
                            Chairman, Financial Engines Incorporated (online
                            investment advice), March 1996 to 2003.

Interested Trustee

Kenneth Reid, ##52          Global Chief Investment Officer, AXA                      12             None
(13 years)                  Rosenberg Investment Management, LLC,
                            January 1999 to present; General Partner
                            and Director of Research, Rosenberg
                            Institutional Equity Management, June
                            1986 to December 1998

----------

* The mailing address of each of the Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

**   There is no stated term of office for the Trustees of the Trust.

#    The Fund Complex consists of the Funds and one series of the Barr Rosenberg
Variable Insurance Trust.

##   Dr. Reid is an "interested person", as defined in the 1940 Act, due to his position as Global Chief Investment Officer of AXA Rosenberg Investment Management, LLC, the investment adviser to the Funds.

+    Member of the Audit Committee.

     The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee met once during the Fund's most recently completed fiscal year.

     The aggregate dollar range of securities in the Fund Complex owned by each Trustee is set forth below.

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN THE FUND
NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS           COMPLEX AS OF DECEMBER 31, 2002
-------------------------   ------------------------------------------------------   -------------------------------
DISINTERESTED TRUSTEES

Nils H. Hakansson           AXA Rosenberg U.S. Small Capitalization Fund:            $50,001-$100,000
                            $10,001-$50,000

                            AXA Rosenberg U.S. Discovery Fund: none

                            AXA Rosenberg U.S. Large Capitalization Fund: none

                            AXA Rosenberg Enhanced 500 Fund: none

                            AXA Rosenberg International Equity Fund: none

                            AXA Rosenberg International Small Capitalization
                            Fund: $1-$10,000

                            AXA Rosenberg European Fund: none

                            AXA Rosenberg U.S. Long/Short Equity Fund: none

                            AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
                            Equity Fund: none

                            AXA Rosenberg Value Long/Short Equity Fund:
                            $10,001-$50,000

                            AXA Rosenberg Global Long/Short Equity Fund: none

Dwight M. Jaffee            AXA Rosenberg U.S. Small Capitalization Fund: $10,001        Over $100,000
                            - $50,000

                            AXA Rosenberg U.S. Discovery Fund: none

                            AXA Rosenberg U.S. Large Capitalization Fund: none

                            AXA Rosenberg Enhanced 500 Fund: none

                            AXA Rosenberg International Equity Fund: none

                            AXA Rosenberg International Small Capitalization Fund:
                            $1-$10,000

                            AXA Rosenberg European Fund: none

                            AXA Rosenberg U.S. Long/Short Equity Fund: none

                            AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
                            Equity Fund: $1-$10,000

                            AXA Rosenberg Value Long/Short Equity Fund: over
                            $100,000

                            AXA Rosenberg Global Long/Short Equity Fund: none

William F. Sharpe           AXA Rosenberg U.S. Small Capitalization Fund:                $50,001-$100,000
                            $10,001-$50,000

                            AXA Rosenberg U.S. Discovery Fund: none

                            AXA Rosenberg U.S. Large Capitalization Fund: none

                            AXA Rosenberg Enhanced 500 Fund: $1,000-$10,000

                            AXA Rosenberg International Equity Fund: $1-$10,000

                            AXA Rosenberg International Small Capitalization
                            Fund: $10,001-$50,000

                            AXA Rosenberg European Fund: none

                            AXA Rosenberg U.S. Long/Short Equity Fund: none

                            AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
                            Equity Fund: none

                            AXA Rosenberg Value Long/Short Equity Fund:
                            $10,001-$50,000

                            AXA Rosenberg Global Long/Short Equity Fund: none

INTERESTED TRUSTEE

Kenneth Reid                AXA Rosenberg U.S. Small Capitalization Fund: over           Over $100,000
                            $100,000

                            AXA Rosenberg U.S. Discovery Fund: none

                            AXA Rosenberg U.S. Large Capitalization Fund: none

                            AXA Rosenberg Enhanced 500 Fund: none

                            AXA Rosenberg International Equity Fund: none

                            AXA Rosenberg International Small Capitalization
                            Fund: none

                            AXA Rosenberg European Fund: none

                            AXA Rosenberg U.S. Long/Short Equity Fund: none

                            AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
                            Equity Fund: none

                            AXA Rosenberg Value Long/Short Equity Fund:  none

                            AXA Rosenberg Global Long/Short Equity Fund: over
                            $100,000

Certain information concerning the Trust's officers is set forth below.

 NAME, ADDRESS* AND AGE
      OF OFFICER;
  TERM OF OFFICE** AND                                           PRINCIPAL OCCUPATION DURING PAST 5
 (LENGTH OF TIME SERVED)       POSITION WITH THE TRUST                         YEARS
-------------------------   ------------------------------   --------------------------------------------
Sara Donaldson, 43          Vice President/Compliance        U.S. Compliance Director, AXA Rosenberg
(10 months)                 Officer; Clerk (9/98 - 9/02)     Global Services LLC, January 2003 to
                                                             present; Global Services Coordinator and
                                                             Paralegal, AXA Rosenberg Global Services
                                                             LLC, January 1999 to January 2003;
                                                             Paralegal, Barr Rosenberg Investment
                                                             Management, September 1997 to December 1998.

Elizabeth Lawrence, 39      Vice President                   Senior Vice President, BISYS Fund

 NAME, ADDRESS* AND AGE
      OF OFFICER;
  TERM OF OFFICE** AND                                           PRINCIPAL OCCUPATION DURING PAST 5
 (LENGTH OF TIME SERVED)       POSITION WITH THE TRUST                         YEARS
-------------------------   ------------------------------   --------------------------------------------
(10 months)                                                  Services, 2001 to present; Vice President
                                                             and Senior Manager, Client Services and
                                                             Operations, PFPC, Inc., 1999 to 2001;
                                                             Director of Client Services, PFPC, Inc.,
                                                             1997 to 1999.

Edward H. Lyman, 59         President; Vice President        President, AXA Rosenberg Group LLC, May
(4 months)                  (9/96 - 9/02)                    2002 to present; Chief Operating Officer,
                                                             AXA Rosenberg Group LLC, January 1999 to
                                                             April 2002; Chief Executive Officer, AXA
                                                             Rosenberg Global Services LLC, January 1999
                                                             to April 2002; Executive Vice President,
                                                             Barr Rosenberg Investment Management, Inc.
                                                             and General Counsel to the Rosenberg Group
                                                             of companies, 1990 to present.

Thomas Mead, 55             Vice President                   Global Research Director, Barr Rosenberg
(4 months)                                                   Research Center LLC, May 2002 to present;
                                                             Deputy Director, Barr Rosenberg Research
                                                             Center LLC, January 1999 to April 2002;
                                                             Director, Strategy Implementation, Rosenberg
                                                             Institutional Equity Management, January
                                                             1994 to December 1998.

Heidi Khashabi Ridley, 34   Vice President                   Managing Director, AXA Rosenberg Group
(4 months)                                                   LLC, January 2003 to present; Senior Vice
                                                             President, Wells Fargo Funds Management
                                                             Group LLC, April 2001 to January 2003;
                                                             Managing Director & Principal, Montgomery
                                                             Asset Management LLC, May 1992 to April
                                                             2001.

Richard L. Saalfeld, 59     Vice President; President        Director, Business Development, AXA
(4 months)                  (6/99 - 9/02)                    Rosenberg Investment Management LLC, January
                                                             2003 to present; President and Chief Executive
                                                             Officer, AXA Rosenberg Mutual Funds, a division
                                                             of AXA Rosenberg Investment Management LLC,
                                                             January 1999 to December 2002; President and
                                                             Chief Executive Officer of mutual fund unit of
                                                             Rosenberg Institutional Equity Management, June
                                                             1996 to December 1998.

 NAME, ADDRESS* AND AGE
      OF OFFICER;
  TERM OF OFFICE** AND                                           PRINCIPAL OCCUPATION DURING PAST 5
 (LENGTH OF TIME SERVED)       POSITION WITH THE TRUST                         YEARS
-------------------------   ------------------------------   --------------------------------------------
                                                             AXA Rosenberg Investment Management LLC,
                                                             January 1999 to December 2002; President
                                                             and Chief Executive Officer of mutual fund
                                                             unit of Rosenberg Institutional Equity
                                                             Management, June 1996 to December 1998.

Troy Sheets, 32             Chief Financial Officer          Vice President of Financial Services, BISYS
(10 months)                                                  Fund Services, 2002 to present; Senior
                                                             Manager, KPMG LLP, 1993 to 2002.

Ryan Louvar, 31             Clerk                            Counsel of Legal Services, BISYS Fund
(10 months)                                                  Services, 2000 to present; Attorney, Hill,
                                                             Farrer & Burrill LLP, 1999 to 2000;
                                                             Attorney, Knapp Petersen & Clarke, PC, 1997
                                                             to 1999.

Alaina V. Metz, 36          Assistant Clerk                  Chief Administrative Officer, BISYS Fund
(6 years)                                                    Services, 1995 to present.

* The mailing address of each of the officers is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

**   There is no stated term of office for the officers of the Trust.

     The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

TRUSTEE COMPENSATION. The Trust pays the Trustees other than those who are interested persons of the Trust or Adviser an annual fee of $45,540 plus an additional fee for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Adviser. The following table sets forth information concerning the total compensation accrued and payable to each of the Trustees of the Trust or Adviser in the fiscal year ended March 31, 2003:

                                                      PENSION OR
                                                      RETIREMENT       ESTIMATED
                                    AGGREGATE          BENEFITS          ANNUAL        TOTAL COMPENSATION
                                  COMPENSATION        ACCRUED AS        BENEFITS         FROM REGISTRANT
                                      FROM           PART OF FUND         UPON       AND FUND COMPLEX* PAID
  NAME OF PERSON, POSITION         REGISTRANT          EXPENSES        RETIREMENT         TO DIRECTORS
  ------------------------        ------------       ------------      ----------    ----------------------
Disinterested Trustees

Nils H. Hakanson, Trustee          $  85,965**            0                0              $  85,965

William F. Sharpe, Trustee         $  85,965**            0                0              $  85,965
Dwight M. Jaffee, Trustee          $  85,965**            0                0              $  85,965

Interested Trustee

Kenneth Reid, Trustee                      0              0                0                      0

* As of March 31, 2003, the Fund Complex consisted of twelve funds, eleven of which are series of the Barr Rosenberg Series Trust - AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and AXA Rosenberg Global Long/Short Equity Fund - and one of which is a series of the Barr Rosenberg Variable Insurance Trust - AXA Rosenberg VIT Value Long/Short Equity Fund.

** Reflects fees accrued for the fiscal year regardless of the actual payment date.

     Messrs. Lyman, Reid and Saalfeld and Mss. Donaldson and Ridley, each being an employee of the Adviser or its affiliates, will each benefit indirectly from the management fees paid by the Trust to the Adviser, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISORY CONTRACTS. As disclosed in the Prospectus under the heading "Management of the Trust," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and AXA Rosenberg Investment Management LLC (the "Adviser"), subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, the Adviser will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the supervision of the Trustees, the Adviser furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

     Each of the Funds has agreed to pay the Adviser a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Adviser has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 3/31/04 (unless the expense limitation agreement between the Adviser and the Trust (the "Fee Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and the Adviser) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends and interest on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees) applicable to each class will not exceed the current limit (as stated in the Fee Limitation Agreement). In addition, the Adviser's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     Each Management Contract provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period no more than one year from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Adviser or by the Adviser to the Trust.

     In determining to approve the most recent annual extension of the Funds' Management Contracts, the Trustees met over the course of the year with the relevant investment advisory personnel from the Adviser and considered information provided by the Adviser relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See the subsections entitled "Portfolio Managers" and "Executive Officers" in the section entitled "Management of the Trust" in the Prospectus and the section entitled "Management of the Trust" in the Statement of Additional Information. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Adviser to the Funds were appropriate to fulfill effectively the Adviser's duties under the agreement. The Trustees also considered the business reputation of the Adviser, its financial resources and its professional liability insurance coverage and concluded that the Adviser would be able to meet any reasonably foreseeable obligations under the Management Contracts.

     The Trustees received information concerning the investment philosophy and investment process applied by the Adviser in managing the Funds. See the section entitled "The Adviser's General Investment Philosophy" in the Prospectus. In this connection, the Trustees considered the Adviser's in-house research capabilities as well as other resources available to the Adviser's personnel, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Adviser's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

     The Trustees considered the scope of the services provided by the Adviser to the Funds under the Management Contracts relative to services provided by third parties to other mutual funds. The Trustees noted that the Adviser's standard of care was comparable to that found in most mutual fund investment advisory agreements. See the section entitled "Investment Advisory and Other Services" in the Statement of Additional Information. The Trustees concluded that the scope of the Adviser's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services provided by the Adviser to the Funds. The Trustees evaluated the Adviser's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Adviser designed to fulfill the Adviser's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) (see the subsection entitled "Codes of Ethics" in the section entitled "Investment Advisory and Other Services" in the Statement of Additional Information), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also received information concerning standards of the Adviser with respect to the execution of portfolio transactions. See the subsection entitled "Brokerage and Research Services" in the section entitled "Portfolio Transactions" in the Statement of Additional Information.

     The Trustees considered the Adviser's management of non-advisory services provided by persons other than the Adviser by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. See the section entitled "Fees and Expenses" in the Prospectus. The Trustees also considered information relating to the Funds' investment performance relative to their performance benchmarks, relative to other similar accounts managed by the Adviser and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one, five and ten calendar year periods (or since inception for those Funds with performance for periods less than such periods) (See the section entitled "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" in the Prospectus), performance under different market conditions and during different legs of the market cycle, the volatility of the Funds' returns, as well as factors identified by the Adviser as contributing to the Funds' performance. (See the Trust's Annual Report.) The Trustees concluded that the scope and quality of the Adviser's services, including the investment performance of the Funds, was sufficient, in light of market conditions, performance attribution, the resources brought to bear by the Adviser, the integrity of the Adviser, its personnel and systems, and the financial resources of the Adviser, to merit reapproval of the Management Contracts for another year.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Management Contracts. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered an expense limitation agreement between the Trust on behalf of the Funds and the Adviser that set expense caps on overall Fund expenses and provided for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps. The Trustees considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees evaluated the Adviser's profitability with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Adviser, but also took into account so-called "fallout benefits" to the Adviser such as reputational value derived from serving as investment adviser to the Funds and the research services available to the Adviser by reason of brokerage commissions generated by the Funds' turnover. See the subsection entitled "Brokerage and Research Services" in the section entitled "Portfolio Transactions" in the Statement of Additional Information. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds. The Trustees also took into account the demands and complexity of the Trust's Long/Short Funds, whereby the Adviser is effectively required to construct two portfolios -- a long and a short portfolio. See the section entitled "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" in the Prospectus.

     Based on the foregoing, the Trustees concluded that the fees to be paid the Adviser under the advisory agreement/contracts are fair and reasonable, given the scope and quality of the services rendered by the Adviser.

     The Adviser is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose Inc. is wholly owned by AXA IM Holdings U.S. Inc. AXA IM Holdings U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA Assurances IARD, S.A., a French societe anonyme, and AXA UAP, a French holding company. AXA Assurances IAED, S.A. is owned, collectively, by AXA France Assurance, a French insurance holding company, and UAP Incendie Accidents, a French casualty and insurance company, each of which, in turn, is wholly owned by AXA UAP. Finaxa, a French holding company, beneficially owns more than 25% of the voting securities ("Controls") of AXA UAP. Mutuelles AXA, a group of four French mutual insurance companies, one of which Controls Finaxa, acting as a group, controls both AXA UAP and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as the Managing General Partner. Each of these entities may be deemed a controlling person of the Adviser.

     As discussed in this Statement of Additional Information under the heading "Management of the Trust," Kenneth Reid is a Trustee of the Trust and Global Chief Investment Officer of the Adviser. Dr. Reid, Barr M. Rosenberg and Marlis
S. Fritz, the former general partners of Rosenberg Institutional Equity Management, may be deemed to be controlling persons of the Adviser as a result of their interests in AXA Rosenberg Group LLC, the parent of the Adviser.

     During the last three fiscal years, the AXA Rosenberg U.S. Small Capitalization Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
4/1/00 -- 3/31/01                      $  4,139,900      $  195,127
4/1/01 -- 3/31/02                      $  4,499,288      $  434,809
4/1/02 -- 3/31/03                      $  5,509,497      $  472,077

     Since its inception on September 4, 2001, the AXA Rosenberg U.S. Discovery Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
9/4/01 -- 3/31/02                        $  13,702        $  13,702
4/1/02 -- 3/31/03                        $  87,552        $  87,552

     Since its inception on June 20, 2002, the AXA Rosenberg U.S. Large Capitalization Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
6/20/02 -- 3/31/02                      $  67,141         $  67,141

     Since its inception on June 7, 2000, the AXA Rosenberg Enhanced 500 Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
6/7/00 -- 3/31/01                        $  18,828        $  18,828
4/1/01 -- 3/31/02                        $  20,414        $  20,414
4/1/02 -- 3/31/03                        $  19,168        $  19,168

     Since its inception on June 7, 2000, the AXA Rosenberg International Equity Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
6/7/00 -- 3/31/01                        $  63,155        $  63,155
4/1/01 -- 3/31/02                        $  71,260        $  71,260
4/1/02 -- 3/31/03                        $  61,051        $  61,051

     During the last three fiscal years, the AXA Rosenberg International Small Capitalization Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
4/1/00 -- 3/31/01                       $  466,451       $  175,323
4/1/01 -- 3/31/02                       $  388,301       $  273,849
4/1/02 -- 3/31/03                       $  338,099       $  338,099

     Since its inception on July 23, 2001, the AXA Rosenberg European Fund owed the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
7/23/01 -- 3/31/02                       $  36,546        $  36,546
4/1/02 -- 3/31/03                        $  47,664        $  47,664

     During the last three fiscal years, the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
4/1/00 -- 3/31/01                       $  169,205       $   69,920
4/1/01 -- 3/31/02                       $  118,943       $   88,373
4/1/02 -- 3/31/03                       $  195,277       $  152,371

     During the last three fiscal years, the AXA Rosenberg Value Long/Short Equity Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
4/1/00 -- 3/31/01                      $  1,079,758      $  179,348
4/1/01 -- 3/31/02                      $  1,047,980      $  178,679
4/1/02 -- 3/31/03                      $  2,016,922      $  312,059

     Since its inception on September 29, 2000, the AXA Rosenberg Global Long/Short Equity Fund owed (and, to the extent not waived, paid to) the Adviser as management fees, and the Adviser has waived, the following amounts:

TIME PERIOD                           MANAGEMENT FEE    AMOUNT WAIVED
9/29/00 -- 3/31/01                      $  133,696       $   79,210
4/1/01 -- 3/31/02                       $  175,664       $  161,003
4/1/02 -- 3/31/03                       $  250,834       $  230,466

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive a fee, payable monthly, based on the average daily net assets of the Trust. The Administration fees will be calculated as follows:

AVERAGE DAILY NET ASSETS                    FEE
-----------------------------------------   ---------------------------------------
$0-$25 million                              No fees charged by the Administrator

$25-$500 million                            0.09% on the assets over $25 million

$500 million-$1 billion                     0.07% on the assets over $500 million

Above $1 billion                            0.04% on the assets over $1 billion

     The Trust's principal underwriter is an affiliate of the Administrator. For the periods indicated, the Administrator was entitled to receive, and waived, the following amounts:

                                                                        ENTITLED TO
FUND                                  TIME PERIOD                         RECEIVE          WAIVED
----                                  -----------                       -----------        ------
AXA Rosenberg U.S. Small              4/1/02 to 3/31/03               $       920,138   $     382,137
  Capitalization Fund                 4/1/01 to 3/31/02               $       743,306   $     276,515
                                      4/1/00 to 3/31/01               $       691,678   $     253,521

AXA Rosenberg U.S. Discovery Fund     4/1/02 to 3/31/03               $        14,332   $      14,332
                                      9/4/01 (inception date) to
                                      3/31/02                         $         2,253   $       2,253

AXA Rosenberg U.S. Large              6/20/02 (inception date) to
  Capitalization Fund                 3/31/03                         $        12,976   $      12,976

AXA Rosenberg Enhanced 500 Fund       4/1/02 to 3/31/03               $         5,767   $       5,767
                                      4/1/01 to 3/31/02               $         6,084   $       6,084
                                      6/7/00 (inception date) to
                                      3/31/01                         $         5,596   $       5,596

AXA Rosenberg International Equity    4/1/02 to 3/31/03               $        10,829   $      10,829
  Fund                                4/1/01 to 3/31/02               $        12,526   $      12,526
                                      6/7/00 (inception date) to
                                      3/31/01                         $        11,032   $      11,032

AXA Rosenberg International Small     4/1/02 to 3/31/03               $        50,811   $      23,244
  Capitalization Fund                 4/1/01 to 3/31/02               $        58,079   $      21,569
                                      4/1/00 to 3/31/01               $        70,360   $      25,703

AXA Rosenberg European Fund           4/1/02 to 3/31/03               $         9,589   $       9,589
                                      7/23/01 (inception date) to
                                      3/31/02                         $         7,128   $       7,128

AXA Rosenberg U.S. Large/Mid          4/1/02 to 3/31/03               $        28,795   $      22,114
  Capitalization Long/Short           4/1/01 to 3/31/02               $        17,770   $      17,770
  Equity Fund                         4/1/00 to 3/31/01               $        25,835   $      21,655

AXA Rosenberg Value Long/Short        4/1/02 to 3/31/03               $       200,912   $      83,455
  Equity Fund                         4/1/01 to 3/31/02               $       104,051   $      38,675
                                      4/1/00 to 3/31/01               $        99,986   $      36,139

AXA Rosenberg Global Long/Short       4/1/02 to 3/31/03               $        24,923   $      24,923
  Equity Fund                         4/1/01 to 3/31/02               $        17,533   $      17,533
                                      9/29/00 (inception date) to
                                      3/31/01                         $        13,113   $      13,113

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services Ohio, Inc. (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 for each of the AXA Rosenberg U.S. Small Capitalization Fund and AXA Rosenberg International Small Capitalization Fund, and $40,000, plus an additional fee of $12,500 (for each class, in excess of two classes, added prior to 6/30/03) and $10,000 (for each class in excess of two classes added after 6/30/03) for each of the other Funds of the Trust. The Trust's principle underwriter is an affiliate of the Fund Accountant. For the periods indicated, the Funds paid, and the Fund Accountant waived, the following amounts in fund accounting fees:

                                                                                              AMOUNT
                  FUND                                 TIME PERIOD            AMOUNT PAID     WAIVED
                  ----                                 -----------            -----------     ------
AXA Rosenberg U.S. Small Capitalization Fund   4/1/02 to 3/31/03             $      64,669   $       0
                                               4/1/01 to 3/31/02             $      59,925   $       0
                                               4/1/00 to 3/31/01             $      58,014   $       0

AXA Rosenberg U.S. Discovery Fund              4/1/02 to 3/31/03             $      89,937   $       0
                                               9/4/01 (inception date) to
                                               3/31/02                       $      41,788   $       0

AXA Rosenberg U.S. Large Capitalization Fund   6/20/02 (inception date) to
                                               3/31/03                       $      58,399   $       0

AXA Rosenberg Enhanced 500 Fund
                                               4/1/02 to 3/31/03             $      80,592   $       0
                                               4/1/01 to 3/31/02             $      70,722   $       0
                                               6/7/00 (inception date) to
                                               3/31/01                       $      46,230   $       0

AXA Rosenberg International Equity Fund
                                               4/1/02 to 3/31/03             $     102,650   $       0
                                               4/1/01 to 3/31/02             $      89,964   $       0
                                               6/7/00 (inception date) to
                                               3/31/01                       $      58,213   $       0

AXA Rosenberg International Small              4/1/02 to 3/31/03             $      94,358   $       0
  Capitalization Fund                          4/1/01 to 3/31/02             $      86,572   $       0
                                               4/1/00 to 3/31/01             $      80,133   $       0

AXA Rosenberg European Fund
                                               4/1/02 to 3/31/03             $      84,582   $       0
                                               7/23/01 (inception date) to
                                               3/31/02                       $      53,479   $       0

AXA Rosenberg
  U.S. Large/Mid Capitalization
  Long/Short Equity Fund                       4/1/02 to 3/31/03             $      77,698   $       0
                                               4/1/01 to 3/31/02             $      65,868   $       0
                                               4/1/00 to 3/31/01             $      58,255   $       0

AXA Rosenberg Value Long/Short Equity Fund
                                               4/1/02 to 3/31/03             $     115,749   $       0
                                               4/1/01 to 3/31/02             $      92,860   $       0
                                               4/1/00 to 3/31/01             $      79,849   $       0

AXA Rosenberg Global Long/Short Equity Fund
                                               4/1/02 to 3/31/03             $     121,706   $       0
                                               4/1/01 to 3/31/02             $      94,836   $       0
                                               9/29/00 (inception date) to
                                               3/31/01                       $      32,956   $       0

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLANS. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," Institutional Shares, Investor Shares, Class A Shares, Class B Shares and, if offered, Class C Shares of each Fund other than the AXA Rosenberg U.S. Small Capitalization Fund, and Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). The Distributor's principle offices are located at 3435 Stelzer Road, Columbus, OH 43219. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares, Class A Shares, Class B Shares and Class C Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to participating and introducing brokers. The Funds pay no fees in connection with the distribution of Institutional Shares and Adviser Shares.

     For the periods indicated, the Funds incurred distribution and shareholder service expenses and the Distributor paid broker-dealers and other selling and/or servicing institutions as follows:

                                                                                            PAID OUT BY
                                                                                            DISTRIBUTOR
                                               DISTRIBUTION      AMOUNT                         AS
                                   TIME          EXPENSES      RETAINED BY      AMOUNT       DESCRIBED
            FUND                  PERIOD         INCURRED      DISTRIBUTOR      WAIVED         ABOVE
AXA Rosenberg U.S. Small      4/1/02 to
  Capitalization Fund         3/31/03         $      443,307   $   321,430   $         0   $     121,877
                              4/1/01 to
                              3/31/02         $      219,215   $    11,614   $         0   $     207,601
                              4/1/00 to
                              3/31/01         $       77,423   $    38,317   $         -   $      39,106

AXA Rosenberg U.S.            4/1/02 to
  Discovery Fund              3/31/03         $        3,643   $     2,156   $         0   $       1,487
                              9/4/01
                              (inception
                              date) to
                              3/31/02         $          295   $       145   $         0   $         150

AXA Rosenberg U.S. Large      6/20/02
  Capitalization Fund         (inception
                              date) to
                              3/31/03         $          451   $       296   $         0   $         155

AXA Rosenberg Enhanced 500    4/1/02 to
  Fund                        3/31/03         $          855   $       471   $         0   $         384
                              4/1/01 to
                              3/31/02         $            8   $         4   $         0   $           4
                              6/7/00
                              (inception
                              date) to
                              3/31/01         $            -   $         -   $         -   $           -

AXA Rosenberg International   4/1/02 to
  Equity Fund                 3/31/03         $          150   $        53   $         0   $          97
                              4/1/01 to
                              3/31/02         $           64   $        52   $         0   $          12
                              6/7/00
                              (inception
                              date) to
                              3/31/01         $            7   $         5   $         0   $           2

AXA Rosenberg International   4/1/02 to
  Small Capitalization Fund   3/31/03         $       26,157   $         0   $         0   $      26,157
                              4/1/01 to
                              3/31/02         $      219,215   $    11,614   $         0   $     207,601
                              4/1/00 to
                              3/31/01         $       77,423   $    38,317   $         -   $      39,106

AXA Rosenberg European Fund   4/1/02 to
                              3/31/03         $           15   $         9   $         0   $           6
                              7/23/01
                              (inception
                              date) to
                              3/31/02         $            7   $         4   $         0   $           3

AXA Rosenberg U.S.            4/1/02 to
  Large/Mid Capitalization    3/31/03         $       17,477   $         0   $         0   $      17,477
  Long/Short Equity           4/1/01 to
  Fund                        3/31/02         $          332   $       103   $         0   $         229
                              4/1/00 to
                              3/31/01         $          443   $        36   $         -   $         407

AXA Rosenberg Value           4/1/02 to
  Long/Short Equity Fund      3/31/03         $      136,844   $         0   $         0   $     136,844
                              4/1/01 to
                              3/31/02         $       12,782   $     2,883   $         0   $       9,899
                              4/1/00 to
                              3/31/01         $        9,685   $     1,574   $         -   $       8,111

AXA Rosenberg Global          4/1/02 to
  Long/Short Equity Fund      3/31/03         $        9,670   $         0   $         0   $       9,670
                              4/1/01 to
                              3/31/02         $           22   $        13   $         0   $           9
                              9/29/00
                              (inception
                              date) to
                              3/31/01         $            -   $         -   $         -   $           -

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

         The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2003.

                                                                                            AXA
                  AXA              AXA         AXA              AXA                         ROSENBERG
                  ROSENBERG        ROSENBERG   ROSENBERG        ROSENBERG   AXA             INTERNATIONAL    AXA
                  U.S. SMALL       U.S.        U.S. LARGE       ENHANCED    ROSENBERG       SMALL            ROSENBERG
                  CAPITALIZATION   DISCOVERY   CAPITALIZATION   500         INTERNATIONAL   CAPITALIZATION   EUROPEAN
ACTIVITY          FUND             FUND        FUND             FUND        EQUITY FUND     FUND             FUND
-----------------------------------------------------------------------------------------------------------------------
Advertising                    0           0                0           0               0                0           0

Printing and
 Mailing of
 Prospectuses
 to Other Than
 Current
 Shareholders                  0           0                0           0               0                0           0

Compensation
 to Underwriters  $      443,307   $   3,643   $          451   $     855   $         150   $       26,157   $      15

Compensation
 to
 Broker-Dealers                0           0                0           0               0                0           0

Compensation
 to Sales
 Personnel                     0           0                0           0               0                0           0

Interest,
 Carrying or
 Other
 Financing
 Charges                       0           0                0           0               0                0           0

Other                          0           0                0           0               0                0           0

                  AXA
                  ROSENBERG
                  U.S.             AXA            AXA
                  LARGE/MID        ROSENBERG      ROSENBERG
                  CAPITALIZATION   VALUE LONG/    GLOBAL
                  LONG/SHORT       SHORT EQUITY   LONG/SHORT
ACTIVITY          EQUITY FUND      FUND           EQUITY FUND
--------------------------------------------------------------
Advertising                    0              0             0

Printing and
 Mailing of
 Prospectuses
 to Other Than
 Current
 Shareholders                  0              0             0

Compensation
 to Underwriters  $       17,477   $    136,844   $     9,670

Compensation
 to
 Broker-Dealers                0              0             0

Compensation
 to Sales
 Personnel                     0              0             0

Interest,
 Carrying or
 Other
 Financing
 Charges                       0              0             0

Other                          0              0             0

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares, Class A Shares, Class B Shares or Class C Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or Investor Shares, Class A Shares, Class B Shares or Class C Shares thereof at anytime by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment. However, the Trust may agree, with respect to its Class B Shares, to continue to make payments pursuant to the Distributor's Contract so long as there is not a "Complete Termination." For these purposes, a Complete Termination shall mean a termination of distribution plans relating to Class B Shares or any similar (i.e., a "spread load" class) of shares.

     The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

     The Trustees of the Trust believe that each Plan will provide benefits to the Trust. The Trustees believe that each Plan will result in greater sales and/or fewer redemptions of Investor Shares, Class A Shares, Class B Shares or Class C Shares, as applicable, although it is impossible to know for certain the level of sales and redemptions of Investor Shares, Class A Shares, Class B Shares or Class C Shares that would occur in the absence of the respective Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefits the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

     The Plans are of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     CUSTODIAL ARRANGEMENTS. Custodial Trust Company, Princeton, NJ 08540, for the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg U.S. Long/Short Equity Fund, the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg U.S. Discovery Fund, the AXA Rosenberg U.S. Large Capitalization Fund, the AXA Rosenberg International Equity Fund, the AXA Rosenberg International Small Capitalization Fund, and the AXA Rosenberg European Fund are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

     INDEPENDENT ACCOUNTANTS. The Trust's independent accountant is PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

     CODES OF ETHICS. Each of the Trust (on behalf of each Fund), the Adviser and the Distributor (as the Funds' principal underwriter) has adopted a code of ethics (each a "Code") under Rule 17j-1 of the 1940 Act. The Trust's Code permits personnel subject thereto to invest in securities, but not in securities that the Fund may purchase or hold. The Adviser's Code permits personnel subject thereto to invest in securities, subject to prior approval. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the investment does not lead to an actual or potential conflict of interest.

                             PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Adviser even though it could also have been purchased or sold for other clients at the same time.

     Likewise, a particular security may be purchased on behalf of one or more clients when the Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Adviser, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

     BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions in connection with the provision of brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. The selection of brokers will involve judgments based on factors such as these, and therefore transactions will not necessarily always be effected through the broker that earns the lowest commission.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

     Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than the Trust requires. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' returns. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in programs allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. This Statement of Additional Informational and the Prospectus should be read in conjunction with such firms' material regarding their fees and services.

     Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Adviser will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser uses such research in servicing other clients as well as the Trust, and the Adviser may not use any particular research service to benefit all of its clients, including the Trust.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Trust may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in such section) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In accordance with Section 28(e), however, the Adviser will not pay such a higher commission to a broker in connection with the provision of "brokerage and research services" unless it has determined that the commission is reasonable in relation to the value of the services provided, viewed in terms of either the particular transaction in question or the Adviser's overall responsibilities to its clients, including the Trust.

     For the period indicated, the Funds paid brokerage commissions as follows:

                                                        4/1/00 -- 3/31/01           4/1/01 -- 3/31/02          4/1/02 -- 3/31/03
AXA Rosenberg U.S. Small
  Capitalization Fund                                    $    1,492,561              $  1,615,531.64            $  2,147,819.68
AXA Rosenberg U.S. Discovery Fund                                    --              $      9,162.00            $     61,563.85
AXA Rosenberg U.S. Large Capitalization Fund                         --                           --            $     34,313.59
AXA Rosenberg Enhanced 500 Fund                          $        6,264              $      6,297.49            $      6,052.31
AXA Rosenberg International Equity Fund                  $       23,551              $     16,021.49            $     13,165.42
AXA Rosenberg International Small Capitalization Fund    $      135,592              $    105,224.29            $     72,867.45
AXA Rosenberg European Fund                                          --              $     14,099.32            $     13,027.14
AXA Rosenberg U.S. Large/Mid Capitalization Fund         $      158,825              $    105,930.45            $    206,095.82
AXA Rosenberg Value Long/Short Equity Fund               $      707,114              $    685,588.92            $  2,164,830.02
AXA Rosenberg Global Long/Short Equity Fund              $      116,018              $    116,189.83            $    196,775.33

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     For sales of Class B Shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B Shares, of 4.50% of the purchase amount for each of the Funds. For Class B

Shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

     Until December 31, 2003 or such other date as the Distributor in its sole discretion shall determine, the Distributor will pay participating brokers an additional commission of up to 0.50% of the purchase price on sales of Class A shares of all Funds that offer Class A Shares.

                            TOTAL RETURN CALCULATIONS

     Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class according to the following formula:

                        P(1 + T) TO THE POWER OF N = ERV.

     Where:

     T     =    Average annual total return.

     ERV   =    Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

     P     =    A hypothetical initial investment of $1,000.

     N     =    Number of years.

     Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

     T     =    ERV-1,000
                ----------
                1,000

Where:

     T     =    Cumulative rate of return   ERV  =     Ending redeemable value
of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

     The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and therefore does not provide a basis for determining future returns. Average annual total return and cumulative return are based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

     Average annual total returns are calculated separately for Investor Shares and Institutional Shares of each Fund, Class A, B and C Shares for each Fund other than the AXA Rosenberg U.S. Small Capitalization Fund and Adviser Shares for the AXA Rosenberg U.S. Small Capitalization Fund. Investor Shares, Adviser Shares, Institutional Shares and Class A, B and C Shares are subject to different fees and expenses and may have different performance for the same period. Performance information for certain classes for periods prior to inception is that of the relevant fund's Institutional Shares, adjusted for the sales charges (if applicable), fees and expenses of such class.

     The average annual total returns for the Funds for the periods ended March 31, 2003 were as follows:

                                                                              SINCE
                                                                           INCEPTION OF
                                                                           INSTITUTIONAL
                                                                              SHARES*
                      CLASS OF                                              (INCEPTION             SINCE INCEPTION
FUND                  SHARES          1 YEAR       5 YEARS     10 YEARS        DATE)               (INCEPTION DATE)
----                  --------        ------       -------     --------    -------------           ----------------
AXA Rosenberg         Institutional   -17.10%       1.14%        12.16%       -                     12.14% (2/22/89)
U.S. Small
Capitalization        Investor        -17.42%       0.85%        NA           -                     7.67% (10/22/96)
Fund
                      Adviser         -17.35%       0.91%        NA           -                     6.33% (1/21/97)


AXA                   Institutional   -13.83%       NA           NA           -                     -2.65% (9/4/01)
Rosenberg U.S.
Discovery Fund        Investor        -13.99%       NA           NA           -                     1.19% (10/3/01)

                      Class A         -18.91%       NA           NA           -6.62% (9/4/01)       -0.69% (10/1/01)

                      Class B         -18.93%       NA           NA           -6.14% (9/4/01)       -0.04% (10/1/01)


AXA                   Institutional   NA            NA           NA           -                     -16.78% (6/20/02)
Rosenberg U.S.
Large                 Investor        NA            NA           NA           -                     -6.42% (7/31/02)
Capitalization
Fund                  Class A         NA            NA           NA           -                     -21.50% (6/20/02)

                      Class B         NA            NA           NA           -                     -21.47% (6/20/02)


AXA Rosenberg         Institutional   -22.68%       NA           NA           -                     -16.22% (6/7/00)
Enhanced 500 Fund
                      Investor        -22.98%       NA           NA           -16.56% (6/7/00)      NA

                      Class A         -25.46%       NA           NA           -17.59% (6/7/00)      -12.39% (10/1/01)

                      Class B         -27.33%       NA           NA           -18.30% (6/7/00)      -13.40% (10/1/01)

AXA Rosenberg         Institutional   -20.66%       NA           NA           -                     -16.97% (6/7/00)
International
Equity Fund           Investor        -20.73%       NA           NA           -                     -16.72% (12/5/00)

                      Class A         -25.40%       NA           NA           -19.05% (6/7/00)      -13.60% (10/1/01)

                      Class B         -25.25%       NA           NA           -18.93% (6/7/00)      -13.01% (10/1/01)


AXA Rosenberg         Institutional   -5.36%        -0.66%       NA           -                      0.07% (9/23/96)
International
Small                 Investor        -5.53%        -0.97%       NA           -                     -0.28% (10/29/96)
Capitalization
Fund                  Class A         -10.91%       -2.27%       NA           -1.29% (9/23/96)      0.07% (10/1/01)

                      Class B         -10.91%       -2.04%       NA           -1.04% (9/23/96)      0.73% (10/1/01)


AXA Rosenberg         Institutional   -23.14%       NA           NA           -                     -15.66% (7/23/01)
European Fund
                      Investor        -23.43%       NA           NA           -15.99% (7/23/01)     NA

                      Class A         -27.78%       NA           NA           -18.84% (7/23/01)     -14.00% (10/1/01)

                      Class B         -27.82%       NA           NA           -18.64% (7/23/01)     -13.65% (10/1/01)


AXA Rosenberg         Institutional   12.90%        NA           NA           -                     7.08% (10/19/98)
U.S. Large/Mid
Capitalization        Investor        12.49%        NA           NA           -                     6.78% (11/11/98)
Long/Short Equity
Fund                  Class A         6.04%         NA           NA           5.17% (10/19/98)      -0.33% (10/1/01)

                      Class B         6.76%         NA           NA           5.64% (10/19/98)      0.39% (10/1/01)


AXA Rosenberg         Institutional   16.96%        4.15%        NA           -                     3.86% (12/16/97)
Value Long/Short
Equity Fund           Investor        16.54%        3.79%        NA           -                     3.51% (12/18/97)

                      Class A         10.04%        2.46%        NA           2.35% (12/16/97)      3.77% (10/1/01)

                      Class B         10.77%        2.74%        NA           2.74% (12/16/97)      4.63% (10/1/01)

                      Class C         13.60%        2.90%        NA           2.63% (12/16/97)      -1.38% (3/18/03)

AXA Rosenberg         Institutional   16.95%        NA           NA           -                     9.82% (9/29/00)
Global Long/Short
Equity Fund           Investor        16.58%        NA           NA           -                     12.49% (8/23/01)

                      Class A         10.07%        NA           NA           6.92% (9/29/00)        1.85% (10/1/01)

                      Class B         10.83%        NA           NA           7.33% (9/29/00)        2.54% (10/1/01)

                      Class C         13.61%        NA           NA           8.33% (9/29/00)       -2.25% (3/17/03)

* The returns shown in this column are included only for Class A, B and C shares of the Funds that offer such shares (and for the Investor Shares of the AXA Rosenberg Enhanced 500 Fund and the AXA Rosenberg European Fund, as those classes were not operational as of 3/31/03) and reflect the performance of the Institutional Shares, adjusted for the sales charges if applicable, fees and expenses of such classes.

     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard &.Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL.STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE.NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

     Interests in the Trust's portfolios are currently represented by shares of eleven series, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund and the AXA Rosenberg Global Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

     The AXA Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into five classes of shares:
Institutional Shares, Investor Shares, Class A Shares, Class B Shares and Class C Shares.

     Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

     VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the disinterested Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and.(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Adviser has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES.

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Small Capitalization Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                                                      OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO. INC.                                            18,019,481.638                            31.17%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104

NATIONAL FINANCIAL SERVICES CORPORATION                               3,195,401.082                             5.53%
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT. 5TH FLOOR
NEW YORK, NY 10281

INVESTOR SHARES                                                                                           OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
MELLON BANK NA                                                        6,666,362.294                            40.40%
DOMINION SALARIED SAVINGS PLAN
135 SANTILLI HIGHWAY
EVERETT, MA 02149

CHARLES SCHWAB & CO., INC.                                             3,707,200.11                            22.47%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104

NATIONAL FINANCIAL SERVICES CORPORATION                               2,993,246.787                            18.14%
ONE WORLD FINANCIAL CENTER
ATTENTION: MUTUAL FUNDS DEPT. 5TH FL
NEW YORK, NY 10281

MERRILL LYNCH PIERCE FENNER & SMITH INC.                                  840,845.2                             5.10%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FL 32246

ADVISER SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
SMITH BARNEY, INC.                                                      461,027.802                            15.78%
333 W. 34TH ST.
NEW YORK, NY 10001

FTC AND CO.                                                             292,341.449                            10.01%
P.O. BOX 173736
DENVER, CO 80217-3736

PRUDENTIAL SECURITIES                                                   161,975.822                             5.54%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ONE NEW YORK PLAZA
ATTN: MUTUAL FUNDS
NEW YORK, NY 10292

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Discovery Fund as of July 2, 2003. Those persons who beneficially own more than.25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                                                      OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
NORTHERN TRUST COMPANY                                                  887,035.939                       26.28%
MARK J. GORDON FOUNDATION
P.O. BOX 92956
CHICAGO, IL 60675

ALA LOCAL ONE INDUSTRY PENSION FUND                                     813,097.739                       24.09%
113 UNIVERSITY PLACE
NEW YORK, NY 10003

BNY WESTERN TRUST CO.                                                   693,703.308                       20.55%
NORCAL WASTE SYSTEMS, INC.
550 KEARNY STREET
SAN FRANCISCO, CA 94108

WEST BEND MUTUAL INSURANCE COMPANY                                        478,468.9                       14.17%
1900 S. 18TH AVE.
WEST BEND, WI 53095

CHARLES SCHWAB & CO., INC.                                              282,858.106                       8.38%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104

INVESTOR SHARES                                                                                           OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
FIRST TRUST CORP.                                                         8,555.103                       53.25%
AGUSTIN R. SEVILLA
P.O. BOX 173301
DENVER, CO 802173301

NATIONAL INVESTOR SERVICES FBO                                            4,195.122                       26.11%
097-50000-19
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041 999

NATIONAL FINANCIAL SERVICES CORPORATION                                    2,298.77                       14.31%
ONE WORLD FINANCIAL CENTER
ATTENTION: MUTUAL FUNDS DEPT. 5TH FLOOR
NEW YORK, NY 10281

CLASS A SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                             191,083.77                       99.15%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                             19,083.484                       97.82%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Large Capitalization Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                                                      OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
AXA CORPORATE SOLUTIONS SA                                          1,108,143.54                          63.20%
40 RUE DU COLISEE
PARIS, FRANCE 067 75008

L. RAY ADAMS                                                          466,948.43                          26.63%
OREGON STEEL MILLS, INC.
1000 SW BROADWAY
PORTLAND, OR 97205

L. RAY ADAMS                                                          172,770.92                           9.85%
C. F. & I STEEL LP
1000 SW BROADWAY
PORTLAND, OR 97205

INVESTOR SHARES                                                                                           OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
TEE N. LIM                                                             1,689.189                          44.72%
ELIZABETH C. LIM
677 CEDAR GLEN CT.
WALNUT CREEK, CA 94598

TEE N. LIM                                                             1,689.189                          44.72%
VICTORIA LIM
677 CEDAR GLEN CT.
WALNUT CREEK, CA 94598

TRUST COMPANY OF AMERICA                                                 298.228                           7.89%
98
P.O. BOX 6503
ENGLEWOOD, CO 80155

CLASS A SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                           18,331.911                         99.45%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                            7,533.02                          98.68%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg Enhanced 500 Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
EQUITABLE LIFE ASSURANCE SOCIETY                                         500,000                          86.52%
OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS 12TH FLOOR
C/O ROSEMARIE SHOMSTEIN
NEW YORK, NY 10104

CHARLES SCHWAB & CO INC.
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET                                                 76,789.606                          13.29%
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104

INVESTOR SHARES                                                     NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
BARR ROSENBERG FUNDS DISTRIBUTOR, INC.                                     2.544                          71.58%
60 STATE STREET
ATTN: LEGAL SERVICES
BOSTON, MA 02109

EDGEWOOD SERVICES INC. TEST ACC
TRUSTEE
P.O. BOX 897                                                                1.01                          28.42%
PITTSBURGH, PA 15230

CLASS A SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                         152,396.467                          99.91%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                           9,283.061                          98.47%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg International Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
EQUITABLE LIFE ASSURANCE SOCIETY                                       1,000,000                          86.56%
OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, 12TH FL
C/O ROSEMARIE SHOMSTEIN
NEW YORK, NY 10104

AXA ROSENBERG GROUP                                                  102,647.825                           8.89%
FOUR ORINDA WAY
ORINDA, CA 94563

INVESTOR SHARES                                                     NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP                                          56,717.592                          89.47%
FOR EXCLUSIVE BENEFIT OF OUR CUST
200 LIBERTY ST
NEW YORK, NY 10281

PERSHING LLC                                                           3,540.503                           5.59%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS A SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                          16,076.227                          99.02%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
BARR ROSENBERG FUNDS DISTRIBUTOR, INC.                                   153.579                         100.00%
ATTN LEGAL SERVICES
60 STATE ST.
BOSTON, MA 02109

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg International Small Capitalization Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                                2,079,813.689                        60.94%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104

BOST & CO                                                                499,886.096                        14.65%
P.O. BOX 3198
MUTUAL FUNDS OPERATIONS
PITTSBURGH, PA 15230-3198

NATIONAL INVESTOR SERVICES FBO                                           381,342.586                        11.17%
097-50000-19
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041 999

FTC & CO                                                                 274,678.739                         8.05%
ACCOUNT 9946
P.O. BOX 173736
DATALYNX
DENVER, CO 80217

INVESTOR SHARES                                                     NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES CORPORATION                                1,066,993.637                        50.41%
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK, NY 10281

CHARLES SCHWAB & CO INC                                                  626,690.741                        29.61%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104

PERSHING LLC                                                             114,318.254                         5.40%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS A SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                              15,625.822                        96.98%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                               4,553.928                        97.12%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding shares of each class of the AXA Rosenberg European Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
SPS SOCIETE DE PLACEMENTS SELECTIONNES                               764,056.307                          99.38%
46 AVENUE DE LA GRANDE ARMEE
PARIS FRANCE 067 75017

INVESTOR SHARES                                                     NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES CORPORATION                                    2.172                          68.47%
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK, NY 10281

BARR ROSENBERG FUNDS DISTRIBUTOR, INC.                                         1                          31.53%
60 STATE ST.
ATTN LEGAL SERVICES
BOSTON MA 02109

CLASS A SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
DONALDSON LUFKIN JENRETTE                                              825.472                              87.63%
SECURITIES CORPORATION INC.
P.O. BOX 2052
JERSEY CITY, NJ 073039998

BARR ROSENBERG FUNDS DISTRIBUTOR, INC.                                 116.477                              12.37%
60 STATE ST.
ATTN LEGAL SERVICES
BOSTON, MA 02109

CLASS B SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
NATIONAL INVESTOR SERVICES FBO                                         260.756                              69.24%
381-91553-12
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041

BARR ROSENBERG FUNDS DISTRIBUTOR, INC.                                  115.82                              30.76%
60 STATE ST.
ATTN LEGAL SERVICES
BOSTON, MA 02109

     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                                995,692.848                          43.36%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104

NATIONAL INVESTOR SERVICES FBO                                         534,136.905                          23.26%
097-50000-19
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041 999

BARR & JUNE ROSENBERG FOUNDATION                                       435,354.307                          18.96%
17 LA PUNTA
ORINDA, CA 94563

NATIONAL FOOTBALL LEAGUE PLAYERS ASSOC.                                176,260.058                           7.68%
3500 PACIFIC AVE
C/O VANTAGE CONSULTING GROUP INC
VIRGINIA BEACH, VA 23451

INVESTOR SHARES                                                     NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                                401,354.732                          40.16%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104

PERSHING LLC                                                           268,819.245                          26.90%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

BARR ROSENBERG SERIES TRUST                                            215,374.449                          21.55%
3435 STELZER ROAD
COLUMBUS, OH 43219

CLASS A SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                          31,583.277                            68.95%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

NFSC FEBO 06J-010596                                                  11,199.815                             24.45%
NFS FMTC IRA
9560 WINDMILL DRIVE
PITTSBORO, IN 46167

CLASS B SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                           9,487.494                            68.36%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

NFSC FEBO 06J-007897                                                   4,254.616                            30.66%
SYLVIA LYNN SPEER TTEE
1646 FOXMERE BLVD
U A 10 27 98
GREENWOOD, IN 46142

CLASS C SHARES                                                      NUMBER OF                             OWNERSHIP
NAME AND ADDRESS                                                    SHARES                                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------


     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg Value Long/Short Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                                                      OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS SPECIAL FINL INC                                    3,432,971.272                         39.11%
THREE WORLD FINANCIAL CENTER, 6TH FL
NEW YORK, NY 10285

CHARLES SCHWAB & CO INC.                                            2,215,296.356                         25.24%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104

ROSENBERG ALPHA LP                                                  1,185,265.918                         13.50%
FOUR ORINDA WAY
ORINDA, CA 94563

BARR & JUNE ROSENBERG FOUNDATION                                    1,050,040.048                         11.96%
17 LA PUNTA
ORINDA, CA 94563

INVESTOR SHARES                                                                                           OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC.                                               975,810.82                         26.13%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104

FTC AND CO                                                            884,676.545                         23.69%
P.O. BOX 173736
DENVER, CO 80217-3736

NATIONAL FINANCIAL SERVICES CORPORATION                               512,453.645                         13.72%
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FL
NEW YORK, NY 10281

PERSHING LLC                                                          393,588.177                         10.54%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

NATIONAL INVESTOR SERVICES FBO                                         306,397.81                          8.20%
097-50000-19
55 WATER STREET, 32ND FLOOR
NEW YORK, NY 10041 999

CLASS A SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                          166,772.551                         84.75%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS B SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                        104,401.155                           77.97%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

WEXFORD CLEARING SERVICES CORP FBO                                    9,275.048                            6.93%
MRS. JUANA N. LUMPUY
11222 SW 129TH CT
MIAMI, FL 33186-4747

WEXFORD CLEARING SERVICES CORP FBO                                    6,915.477                            5.16%
WEXFORD CLEARING C F
15122 SW 74TH PL
IRA DTD 05 22 03
MIAMI, FL 33158-2141

CLASS C SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------


     The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of the AXA Rosenberg Global Long/Short Equity Fund as of July 2, 2003. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES                                                                                      OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
BARR & JUNE ROSENBERG FOUNDATION                                     847,611.58                           74.69%
17 LA PUNTA
ORINDA, CA 94563

ROSENBERG ALPHA LP                                                  215,376.974                           18.98%
FOUR ORINDA WAY
ORINDA, CA 94563

INVESTOR SHARES                                                                                           OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                                             514,396.552                           57.62%
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY STREET
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104

NATIONAL FINANCIAL SERVICES CORPORATION                             134,511.137                           15.07%
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT, 5TH FL
NEW YORK, NY 10281

NATIONAL INVESTOR SERVICES FBO                                       94,972.18                            10.64%
097-50000-19
55 WATER STREET, 32nd FL
NEW YORK, NY 10041 999

CLASS A SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                        24,848.781                            77.88%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

NFSC FEBO BMA-868868                                                 4,173.296                            13.08%
NFS FMTC IRA
1715 CRESCENT DR
WALNUT CREEK, CA 94598

DAIN RAUSCHER INC FBO                                                1,680.672                             5.27%
R ADLER D GLASSBERG TTEES
4025 CRESTWOOD
U A DTD 08 16 1989
NORTHBROOK, IL 60062

CLASS B SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                         8,925.264                            54.38%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

NFSC FEBO C6B-049506                                                 7,088.116                            43.19%
BLANCHE IRVING LAURIE FNDTN
P.O. BOX 53
ROSELAND, NJ 07068

CLASS C SHARES                                                                                            OWNERSHIP
NAME AND ADDRESS                                                    NUMBER OF SHARES                      PERCENTAGE
--------------------------------------------------------------------------------------------------------------------


     The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of 3/31/03.

     Except as follows, the officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 2, 2003. AXA Rosenberg Global Long/Short Equity Fund, Institutional Shares: as of July 2, 2003, Kenneth Reid held 3.76% and Richard Saalfeld held 0.10% of the outstanding shares of that class.

     DETERMINATION OF NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Securities listed on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by comparing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by, or pursuant to procedures adopted by, the Trustees of the Trust or by persons acting at their direction using procedures that the Trustees have approved.

                        PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or.(ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

     As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

     The Report of Independent Accountants and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2003 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

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     The financial statements incorporated by reference into this Statement of
Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                       63
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                       APPENDIX A - PROXY VOTING POLICIES


                           BARR ROSENBERG SERIES TRUST
                     BARR ROSENBERG VARIABLE INSURANCE TRUST

                      PROXY VOTING STATEMENT AND GUIDELINES

PROXY VOTING POLICY

     It is the policy of the Barr Rosenberg Series Trust and the Barr Rosenberg Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") to vote all proxies in the manner provided for by the Trusts' Investment Adviser, AXA Rosenberg Investment Management LLC (the "Adviser"). It is the Adviser's policy to vote all proxies for the exclusive benefit of the accounts whose assets the Adviser manages, except where the client has elected to vote proxies as must be stipulated in writing. The Adviser will normally vote proxies consistent with recommendations provided by Institutional Shareholder Service's ISS Proxy Advisory Service(SM). A summary of ISS proxy voting guidelines is provided in the accompanying Appendices.

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                                [ROSENBERG LOGO]


                      PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients.

The client relationships in which AXA Rosenberg will vote the proxies include:

     -    Employee benefit plans and other clients subject to ERISA;
     - Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;
     - Registered investment companies advised or sub-advised by AXA Rosenberg; and
     -    Limited partnerships and other commingled funds advised by AXA
          Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained, Institutional Shareholder Services ("ISS"), to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies ISS of this delegation, thereby enabling ISS to automatically receive proxy information. AXA Rosenberg monitors ISS to assure that the proxies are being properly voted and appropriate records are being retained.

ISS will:

     1.   Keep a record of each proxy received;
     2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

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     3.   Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
     4. AXA Rosenberg will identify conflicts that exist between the interests of AXA Rosenberg and its clients

DISCLOSURE

AXA Rosenberg will provide a copy of these policies and procedures on the AXA Rosenberg website (www.axarosenbergfunds.com) and will include a copy of these policies and procedures in its Form ADV Part II. Additionally, AXA Rosenberg will disclose in its Form ADV Part II that clients may contact AXA Rosenberg via email or by telephone in order to obtain information on how AXA Rosenberg voted such client's proxies, and to request a copy of these procedures and policies. If a client with a separate account requests this information, AXA Rosenberg will prepare a written response to the client that lists among other matters, with respect to each voted proxy of which the client has inquired: the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client's proxy.

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                           ISS PROXY VOTING GUIDELINES
                                     SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent
     -    Fees for non-audit services are excessive, or
     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or

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nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

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REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     - It is intended for financing purposes with minimal or no dilution to current shareholders

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     -    It is not designed to preserve the voting power of an insider or significant Shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
- Historic trading patterns
- Rationale for the repricing
- Value-for-value exchange
- Option vesting
- Term of the option
- Exercise price
- Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
- Purchase price is at least 85 percent of fair market value
- Offering period is 27 months or less, and
- Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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10. SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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                     CONCISE GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, ISS HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
- there are concerns about the accounts presented or audit procedures used; or
- the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
- there are serious concerns about the accounts presented or the audit procedures used;
- the auditors are being changed without explanation; or
- nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
- there are serious concerns about the statutory reports presented or the audit procedures used;
- questions exist concerning any of the statutory auditors being appointed; or
- the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
- the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
- the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

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CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
- there are clear concerns about the past performance of the company or the board; or
- the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
- there are serious questions about actions of the board or management for the year in question; or
- legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

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BOARD STRUCTURE
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS
GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
- clear evidence of past abuse of the authority is available; or
- the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
- the company's structure following the acquisition or merger does not reflect good

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corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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